SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 1, 2002
                            ------------------------
                Date of Report (Date of earliest event reported)

                       AMERICAN REAL ESTATE PARTNERS, L.P.
           ----------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                             1-9516                13-3398766
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(State of Organization)     (Commission File Number)      (IRS Employer
                                                          Identification Number)

                             100 SOUTH BEDFORD ROAD
                               MT. KISCO, NY 10549
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           (Address of Registrant's Principal Executive Office (Zip Code)

                                 (914) 242-7700
                              ------------------
               (Registrant's telephone number, including area code)

                               ------------------
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.  OTHER EVENTS.

     On February 1, 2002 the Company issued a joint press release with Stratosphere Corporation, a copy of which is filed as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         EXHIBIT NO.    DESCRIPTION
         99.1 Agreement and Plan of Merger, dated February 1, 2002, by and among Stratosphere Corp., American Real Estate Holdings Limited Partnership, Nybor Limited Partnership, and Strat Merger Corp.

         99.2 Joint Press Release of American Real Estate Partners, L.P. and Stratosphere Corporation, dated as of February 1, 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN REAL ESTATE PARTNERS, L.P.
                                (Registrant)

                                By:     American Property Investors, Inc.
                                         General Partner

                                By: /s/ John P. Saldarelli
                                        ---------------------------------------
                                        John P. Saldarelli
                                        Chief Financial Officer, Secretary
                                            and Treasurer

Dated:  February 6, 2002




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